UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2012

AmeriGas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 337-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

AmeriGas Partners, L.P., a Delaware limited partnership (the “Partnership), previously filed a Current Report on Form 8-K with the Securities and Exchange Commission dated January 12, 2012 (the “Original Form 8-K”) to report the acquisition by the Partnership of substantially all of Energy Transfer Partners, L.P.’s, a Delaware limited partnership, retail propane distribution business conducted by its subsidiaries, Heritage Operating, L.P. and Titan Energy Partners, L.P. (the “Heritage Acquisition”). This Form 8-K/A amends Item 9.01 of the Original Form 8-K for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 with respect to the Heritage Acquisition. All of the other Items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Audited Combined Financial Statements of Heritage Operating, L.P. and subsidiaries and Titan Energy Partners, L.P. and subsidiaries as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009 and 2008, filed as Exhibit 99.1 to the Form 8-K dated January 4, 2012, are incorporated by reference herein.

The Unaudited Condensed Combined Financial Statements of Heritage Operating, L.P. and subsidiaries and Titan Energy Partners, L.P. and subsidiaries as of September 30, 2011 and December 31, 2010, and for the nine months ended September 30, 2011 and 2010, filed as Exhibit 99.2 to the Form 8-K dated January 4, 2012, are incorporated by reference herein.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Financial Statements of the Partnership and subsidiaries as of September 30, 2011, and for the year ended September 30, 2011 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

23.1 Consent of Grant Thornton LLP.

99.1 Audited Combined Financial Statements of Heritage Operating, L.P. and subsidiaries and Titan Energy Partners, L.P. and subsidiaries as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009 and 2008.

99.2 Unaudited Condensed Combined Financial Statements of Heritage Operating, L.P. and subsidiaries and Titan Energy Partners, L.P. and subsidiaries as of September 30, 2011 and December 31, 2010, and for the nine months ended September 30, 2011 and 2010.

99.3 Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2012

AmeriGas Partners, L.P.
By: John S. Iannarelli

By:	/s/ John S. Iannarelli
Name: John S. Iannarelli
Title: Vice President - Finance and Chief
Financial Officer of AmeriGas
Propane, Inc., the general partner of
AmeriGas Partners, L.P.

Exhibit Index

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP.

99.1*	Audited Combined Financial Statements of Heritage Operating, L.P. and subsidiaries and Titan Energy Partners, L.P. and subsidiaries as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009 and 2008.

99.2**	Unaudited Condensed Combined Financial Statements of Heritage Operating, L.P. and subsidiaries and Titan Energy Partners, L.P. and subsidiaries as of September 30, 2011 and December 31, 2010, and for the nine months ended September 30, 2011 and 2010.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.

*	Incorporated by reference to Exhibit 99.1 to the Partnership’s Form 8-K dated January 4, 2012.
**	Incorporated by reference to Exhibit 99.2 to the Partnership’s Form 8-K dated January 4, 2012.